					EXHIBIT 99.7

FFML 05- FFA
Run 6

Assumptions

• Prepayments as indicated
• 60% loss severity
• There is a 6 month lag in recoveries
• Collateral losses calculated through the life of the applicable bond
• To maturity
• Delinquency Triggers are failing day one
Certificates are priced at par

For all other assumptions please refer to the term sheet

		1) 50% PPA				2) 100% PPA				3) 150% PPA				2) 200% PPA
Period	1 month
				First Dollar of Loss	0% Return			First Dollar of Loss	0% Return			First Dollar of Loss	0% Return			First Dollar of Loss	0% Return
1	3.422	Class M-2	CDR (%)	16.385	18.692	Class M-2	CDR (%)	23.582	25.762	Class M-2	CDR (%)	31.723	33.650	Class M-2	CDR (%)	41.361	42.967
2	3.584		Yield (%)	5.4087	-0.0029		Yield (%)	5.3892	-0.0024		Yield (%)	5.3531	-0.0020		Yield (%)	5.2844	-0.0010
3	3.711		WAL	9.77	9.34		WAL	5.35	5.51		WAL	3.40	3.56		WAL	2.27	2.38
4	3.828		Modified Duration	7.38	7.93		Modified Duration	4.52	4.83		Modified Duration	3.02	3.20		Modified Duration	2.08	2.18
5	3.856		Principal Window	Oct12 - Dec24	Nov13 - Dec24		Principal Window	Jun09 - Dec24	Oct09 - Dec24		Principal Window	Jan08 - Dec24	Mar08 - Dec24		Principal Window	Mar07 - Feb21	Apr07 - Nov20
6	3.952		Principal Writedown	10,029.90 (0.02%)	20,573,387.44 (50.46%)		Principal Writedown	7,210.18 (0.02%)	12,103,682.29 (29.68%)		Principal Writedown	3,754.97 (0.01%)	7,754,098.37 (19.02%)		Principal Writedown	3,937.88 (0.01%)	5,119,828.73 (12.56%)
7	3.882		Total Collat Loss	212,003,812.51 (28.34%)	228,465,599.25 (30.54%)		Total Collat Loss	173,639,723.55 (23.21%)	184,620,027.16 (24.68%)		Total Collat Loss	156,563,529.29 (20.93%)	163,994,889.59 (21.92%)		Total Collat Loss	146,645,933.46 (19.60%)	151,684,692.13 (20.27%)
8	3.905	Class B-1	CDR (%)	11.895	12.857	Class B-1	CDR (%)	16.049	17.092	Class B-1	CDR (%)	20.979	21.961	Class B-1	CDR (%)	18.883	25.824
9	3.934		Yield (%)	6.0095	-0.0025		Yield (%)	6.0175	-0.0037		Yield (%)	5.9922	-0.0049		Yield (%)	5.9680	-0.0001
10	3.954		WAL	13.92	11.87		WAL	7.75	7.57		WAL	4.88	4.98		WAL	3.46	2.94
11	3.959		Modified Duration	9.24	9.47		Modified Duration	6.03	6.53		Modified Duration	4.11	4.42		Modified Duration	3.04	2.97
12	3.961		Principal Window	Nov16 - Dec24	Nov19 - Dec24		Principal Window	Sep11 - Dec24	Jun12 - Dec24		Principal Window	May09 - Dec24	Sep09 - Dec24		Principal Window	Apr08 - Sep24	Apr08 - Sep09

13	3.967		Principal Writedown	10,195.05 (0.06%)	11,124,843.04 (70.81%)		Principal Writedown	4,660.94 (0.03%)	7,123,603.14 (45.34%)		Principal Writedown	5,947.91 (0.04%)	4,665,532.22 (29.70%)		Principal Writedown	3,525.64 (0.02%)	2,709,867.46 (17.25%)
14	3.978		Total Collat Loss	173,591,302.17 (23.20%)	182,645,654.59 (24.41%)		Total Collat Loss	130,641,573.58 (17.46%)	137,121,861.55 (18.33%)		Total Collat Loss	111,583,703.80 (14.91%)	115,971,664.55 (15.50%)		Total Collat Loss	71,810,726.72 (9.60%)	95,588,804.34 (12.78%)
15	3.988	Class B-3	CDR (%)	9.884	10.714	Class B-3	CDR (%)	10.504	12.442	Class B-3	CDR (%)	10.149	11.091	Class B-3	CDR (%)	11.839	12.766
16	3.997		Yield (%)	6.5121	-0.0119		Yield (%)	6.4770	-0.0036		Yield (%)	6.5146	-0.0032		Yield (%)	6.4824	-0.0063
17	4.005		WAL	14.96	11.97		WAL	7.36	5.47		WAL	5.75	5.49		WAL	3.75	3.72
18	4.062		Modified Duration	9.36	9.35		Modified Duration	5.72	5.84		Modified Duration	4.66	5.05		Modified Duration	3.23	3.46
19	4.017		Principal Window	Dec17 - Dec24	May21 - Dec24		Principal Window	Feb12 - Nov13	Feb12 - Jun13		Principal Window	Feb10 - Dec24	Jul10 - Dec24		Principal Window	Jul08 - Nov24	Sep08 - Nov24
20	4.023		Principal Writedown	13,341.65 (0.09%)	11,260,048.35 (77.18%)		Principal Writedown	2,982.18 (0.02%)	5,101,769.78 (34.97%)		Principal Writedown	2,110.03 (0.01%)	5,179,143.78 (35.50%)		Principal Writedown	3,019.75 (0.02%)	3,495,004.94 (23.96%)
21	4.031		Total Collat Loss	152,929,537.47 (20.44%)	161,759,142.61 (21.62%)		Total Collat Loss	91,598,658.20 (12.24%)	105,275,342.12 (14.07%)		Total Collat Loss	58,710,536.86 (7.85%)	63,669,269.05 (8.51%)		Total Collat Loss	46,183,568.18 (6.17%)	49,628,671.05 (6.63%)
22	4.038
23	4.043
24	4.045
25	4.05
26	4.059
27	4.069
28	4.08
29	4.089
30	4.098
31	4.108
32	4.115
33	4.123
34	4.131
35	4.138
36	4.145
37	4.156
38	4.163
39	4.172
40	4.181
41	4.189
42	4.198
43	4.206
44	4.213
45	4.221
46	4.23

47	4.236
48	4.245
49	4.256
50	4.265
51	4.274
52	4.282
53	4.29
54	4.297
55	4.303
56	4.307
57	4.313
58	4.317
59	4.32
60	4.323
61	4.328
62	4.332
63	4.337
64	4.342
65	4.348
66	4.354
67	4.36
68	4.366
69	4.375
70	4.381
71	4.39
72	4.397
73	4.402
74	4.409
75	4.415
76	4.422
77	4.429
78	4.437
79	4.445
80	4.454
81	4.463
82	4.473
83	4.484
84	4.493
85	4.503
86	4.513

87	4.521
88	4.531
89	4.539
90	4.548
91	4.557
92	4.564
93	4.572
94	4.58
95	4.588
96	4.595
97	4.605
98	4.614
99	4.623
100	4.632
101	4.638
102	4.647
103	4.655
104	4.66
105	4.667
106	4.674
107	4.68
108	4.686
109	4.695
110	4.701
111	4.708
112	4.716
113	4.722
114	4.729
115	4.736
116	4.741
117	4.748
118	4.755
119	4.76
120	4.766
121	4.775
122	4.782
123	4.789
124	4.796
125	4.801
126	4.808

127	4.812
128	4.817
129	4.823
130	4.825
131	4.829
132	4.833
133	4.838
134	4.843
135	4.848
136	4.853
137	4.857
138	4.862
139	4.867
140	4.87
141	4.875
142	4.879
143	4.883
144	4.888
145	4.893
146	4.9
147	4.903
148	4.909
149	4.913
150	4.915
151	4.919
152	4.921
153	4.925
154	4.926
155	4.929
156	4.93
157	4.935
158	4.939
159	4.942
160	4.945
161	4.948
162	4.949
163	4.952
164	4.951
165	4.951
166	4.952

167	4.952
168	4.951
169	4.954
170	4.955
171	4.956
172	4.958
173	4.957
174	4.958
175	4.958
176	4.956
177	4.956
178	4.955
179	4.952
180	4.951
181	4.953
182	4.953
183	4.953
184	4.954
185	4.954
186	4.955
187	4.954
188	4.954
189	4.955
190	4.955
191	4.955
192	4.955
193	4.955
194	4.955
195	4.955
196	4.953
197	4.953
198	4.953
199	4.952
200	4.95
201	4.951
202	4.948
203	4.948
204	4.948
205	4.945
206	4.945

207	4.944
208	4.942
209	4.94
210	4.939
211	4.937
212	4.935
213	4.934
214	4.931
215	4.93
216	4.928
217	4.926
218	4.924
219	4.921
220	4.92
221	4.917
222	4.913
223	4.912
224	4.909
225	4.906
226	4.903
227	4.901
228	4.897
229	4.895
230	4.892
231	4.888
232	4.886
233	4.881
234	4.878
235	4.875
236	4.87
237	4.867
238	4.864
239	4.86
240	4.856
241	4.853
242	4.848
243	4.845
244	4.842
245	4.838
246	4.835

247	4.832
248	4.828
249	4.826
250	4.823
251	4.819
252	4.816
253	4.814
254	4.811
255	4.808
256	4.805
257	4.802
258	4.801
259	4.797
260	4.794
261	4.793
262	4.79
263	4.788
264	4.785
265	4.784
266	4.781
267	4.779
268	4.777
269	4.775
270	4.774
271	4.771
272	4.769
273	4.768
274	4.766
275	4.765
276	4.763
277	4.761
278	4.761
279	4.758
280	4.757
281	4.756
282	4.754
283	4.754
284	4.752
285	4.751
286	4.75

287	4.75
288	4.748
289	4.748
290	4.747
291	4.746
292	4.746
293	4.745
294	4.744
295	4.745
296	4.743
297	4.743
298	4.743
299	4.743
300	4.741
301	4.74
302	4.737
303	4.735
304	4.733
305	4.73
306	4.729
307	4.727
308	4.724
309	4.722
310	4.72
311	4.719
312	4.717
313	4.716
314	4.713
315	4.712
316	4.711
317	4.708
318	4.707
319	4.706
320	4.704
321	4.703
322	4.701
323	4.7
324	4.699
325	4.698
326	4.696

327	4.696
328	4.694
329	4.693
330	4.692
331	4.691
332	4.689
333	4.69
334	4.688
335	4.688
336	4.688
337	4.686
338	4.686
339	4.685
340	4.685
341	4.684
342	4.684
343	4.684
344	4.682
345	4.683
346	4.682
347	4.682
348	4.682
349	4.682
350	4.683
351	4.681
352	4.682
353	4.682
354	4.682
355	4.682
356	4.682
357	4.683
358	4.683
359	4.684
360	4.683
361

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any such securities should make their investment decision based only upon the information provided therein and consultation

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material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where

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pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness

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this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees,

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FFML 05-FFA
Run 6

Assumptions

•	Prepayments as indicated
•	60% loss severity
•	There is a 6 month lag in recoveries
•	Collateral losses calculated through the life of the applicable bond
•	To maturity
•	Triggers are functional but not forced to fail
Certificates are priced at par

For all other assumptions please refer to the term sheet

		1) 50% PPA				2) 100% PPA				3) 150% PPA				2) 200% PPA
Period	1 month
				First Dollar of Loss	0% Return			First Dollar of Loss	0% Return			First Dollar of Loss	0% Return			First Dollar of Loss	0% Return
1	3.422	Class M-2	CDR (%)	16.385	18.692	Class M-2	CDR (%)	23.582	25.762	Class M-2	CDR (%)	31.767	33.399	Class M-2	CDR (%)	41.431	42.565
2	3.584		Yield (%)	5.4087	-0.0029		Yield (%)	5.3892	-0.0024		Yield (%)	5.3029	-0.0007		Yield (%)	5.1423	-0.0004
3	3.711		WAL	9.77	9.34		WAL	5.35	5.51		WAL	2.79	3.05		WAL	1.58	1.73
4	3.828		Modified Duration	7.38	7.93		Modified Duration	4.52	4.83		Modified Duration	2.50	2.71		Modified Duration	1.48	1.55
5	3.856		Principal Window	Oct12 - Dec24	Nov13 - Dec24		Principal Window	Jun09 - Dec24	Oct09 - Dec24		Principal Window	~Mar07 - Dec24	~Mar07 - Dec24		Principal Window	~Sep06 - Feb21	~Sep06 - Dec20
6	3.952		Principal Writedown	10,029.90 (0.02%)	20,573,387.44 (50.46%)		Principal Writedown	7,210.18 (0.02%)	12,103,682.29 (29.68%)		Principal Writedown	3,827.28 (0.01%)	6,599,187.08 (16.18%)		Principal Writedown	1,413.33 (0.00%)	3,629,785.74 (8.90%)
7	3.882		Total Collat Loss	212,003,812.51 (28.34%)	228,465,599.25 (30.54%)		Total Collat Loss	173,639,723.55 (23.21%)	184,620,027.16 (24.68%)		Total Collat Loss	156,735,167.79 (20.95%)	163,036,705.52 (21.79%)		Total Collat Loss	146,866,212.50 (19.63%)	150,426,343.18 (20.11%)
8	3.905	Class B-1	CDR (%)	11.895	12.857	Class B-1	CDR (%)	16.049	17.092	Class B-1	CDR (%)	21.020	22.003	Class B-1	CDR (%)	19.799	25.603
9	3.934		Yield (%)	6.0095	-0.0025		Yield (%)	6.0175	-0.0037		Yield (%)	5.9950	-0.0010		Yield (%)	5.8881	-0.0012
10	3.954		WAL	13.92	11.87		WAL	7.75	7.57		WAL	4.87	4.98		WAL	2.79	2.76
11	3.959		Modified Duration	9.24	9.47		Modified Duration	6.03	6.53		Modified Duration	4.11	4.42		Modified Duration	2.48	2.78
12	3.961		Principal Window	Nov16 - Dec24	Nov19 - Dec24		Principal Window	Sep11 - Dec24	Jun12 - Dec24		Principal Window	May09 - Dec24	Sep09 - Dec24		Principal Window	~Dec06 - Feb11	~Jun07 - Aug09
13	3.967		Principal Writedown	10,195.05 (0.06%)	11,124,843.04 (70.81%)		Principal Writedown	4,660.94 (0.03%)	7,123,603.14 (45.34%)		Principal Writedown	2,231.05 (0.01%)	4,660,881.93 (29.67%)		Principal Writedown	2,200.13 (0.01%)	2,532,662.73 (16.12%)

14	3.978		Total Collat Loss	173,591,302.17 (23.20%)	182,645,654.59 (24.41%)		Total Collat Loss	130,641,573.58 (17.46%)	137,121,861.55 (18.33%)		Total Collat Loss	111,768,130.39 (14.94%)	116,157,986.06 (15.53%)		Total Collat Loss	75,008,465.52 (10.03%)	94,788,761.28 (12.67%)
15	3.988	Class B-3	CDR (%)	9.884	10.714	Class B-3	CDR (%)	10.504	12.442	Class B-3	CDR (%)	10.259	11.009	Class B-3	CDR (%)	12.028	12.701
16	3.997		Yield (%)	6.5121	-0.0119		Yield (%)	6.3373	-0.0036		Yield (%)	6.4025	-0.0026		Yield (%)	6.3298	-0.0006
17	4.005		WAL	14.96	11.97		WAL	5.13	5.47		WAL	4.27	4.53		WAL	2.49	2.79
18	4.062		Modified Duration	9.36	9.35		Modified Duration	4.26	5.84		Modified Duration	3.59	4.00		Modified Duration	2.20	2.52
19	4.017		Principal Window	Dec17 - Dec24	May21 - Dec24		Principal Window	Apr10 - Feb12	Feb12 - Jun13		Principal Window	~Jul07 - Dec24	~Mar09 - Dec24		Principal Window	~Nov06 - Nov24	~Dec06 - Nov24
20	4.023		Principal Writedown	13,341.65 (0.09%)	11,260,048.35 (77.18%)		Principal Writedown	2,982.18 (0.02%)	5,101,769.78 (34.97%)		Principal Writedown	4,991.11 (0.03%)	4,223,960.25 (28.95%)		Principal Writedown	592.08 (0.00%)	2,573,083.53 (17.64%)
21	4.031		Total Collat Loss	152,929,537.47 (20.44%)	161,759,142.61 (21.62%)		Total Collat Loss	89,641,865.55 (11.98%)	105,275,342.12 (14.07%)		Total Collat Loss	59,293,473.44 (7.93%)	63,240,594.93 (8.45%)		Total Collat Loss	46,887,833.57 (6.27%)	49,387,851.26 (6.60%)
22	4.038
23	4.043
24	4.045
25	4.05
26	4.059
27	4.069
28	4.08
29	4.089
30	4.098
31	4.108
32	4.115
33	4.123
34	4.131
35	4.138
36	4.145
37	4.156
38	4.163
39	4.172
40	4.181
41	4.189
42	4.198
43	4.206
44	4.213
45	4.221
46	4.23
47	4.236

48	4.245
49	4.256
50	4.265
51	4.274
52	4.282
53	4.29
54	4.297
55	4.303
56	4.307
57	4.313
58	4.317
59	4.32
60	4.323
61	4.328
62	4.332
63	4.337
64	4.342
65	4.348
66	4.354
67	4.36
68	4.366
69	4.375
70	4.381
71	4.39
72	4.397
73	4.402
74	4.409
75	4.415
76	4.422
77	4.429
78	4.437
79	4.445
80	4.454
81	4.463
82	4.473
83	4.484
84	4.493
85	4.503
86	4.513
87	4.521

88	4.531
89	4.539
90	4.548
91	4.557
92	4.564
93	4.572
94	4.58
95	4.588
96	4.595
97	4.605
98	4.614
99	4.623
100	4.632
101	4.638
102	4.647
103	4.655
104	4.66
105	4.667
106	4.674
107	4.68
108	4.686
109	4.695
110	4.701
111	4.708
112	4.716
113	4.722
114	4.729
115	4.736
116	4.741
117	4.748
118	4.755
119	4.76
120	4.766
121	4.775
122	4.782
123	4.789
124	4.796
125	4.801
126	4.808
127	4.812

128	4.817
129	4.823
130	4.825
131	4.829
132	4.833
133	4.838
134	4.843
135	4.848
136	4.853
137	4.857
138	4.862
139	4.867
140	4.87
141	4.875
142	4.879
143	4.883
144	4.888
145	4.893
146	4.9
147	4.903
148	4.909
149	4.913
150	4.915
151	4.919
152	4.921
153	4.925
154	4.926
155	4.929
156	4.93
157	4.935
158	4.939
159	4.942
160	4.945
161	4.948
162	4.949
163	4.952
164	4.951
165	4.951
166	4.952
167	4.952

168	4.951
169	4.954
170	4.955
171	4.956
172	4.958
173	4.957
174	4.958
175	4.958
176	4.956
177	4.956
178	4.955
179	4.952
180	4.951
181	4.953
182	4.953
183	4.953
184	4.954
185	4.954
186	4.955
187	4.954
188	4.954
189	4.955
190	4.955
191	4.955
192	4.955
193	4.955
194	4.955
195	4.955
196	4.953
197	4.953
198	4.953
199	4.952
200	4.95
201	4.951
202	4.948
203	4.948
204	4.948
205	4.945
206	4.945
207	4.944

208	4.942
209	4.94
210	4.939
211	4.937
212	4.935
213	4.934
214	4.931
215	4.93
216	4.928
217	4.926
218	4.924
219	4.921
220	4.92
221	4.917
222	4.913
223	4.912
224	4.909
225	4.906
226	4.903
227	4.901
228	4.897
229	4.895
230	4.892
231	4.888
232	4.886
233	4.881
234	4.878
235	4.875
236	4.87
237	4.867
238	4.864
239	4.86
240	4.856
241	4.853
242	4.848
243	4.845
244	4.842
245	4.838
246	4.835
247	4.832

248	4.828
249	4.826
250	4.823
251	4.819
252	4.816
253	4.814
254	4.811
255	4.808
256	4.805
257	4.802
258	4.801
259	4.797
260	4.794
261	4.793
262	4.79
263	4.788
264	4.785
265	4.784
266	4.781
267	4.779
268	4.777
269	4.775
270	4.774
271	4.771
272	4.769
273	4.768
274	4.766
275	4.765
276	4.763
277	4.761
278	4.761
279	4.758
280	4.757
281	4.756
282	4.754
283	4.754
284	4.752
285	4.751
286	4.75
287	4.75

288	4.748
289	4.748
290	4.747
291	4.746
292	4.746
293	4.745
294	4.744
295	4.745
296	4.743
297	4.743
298	4.743
299	4.743
300	4.741
301	4.74
302	4.737
303	4.735
304	4.733
305	4.73
306	4.729
307	4.727
308	4.724
309	4.722
310	4.72
311	4.719
312	4.717
313	4.716
314	4.713
315	4.712
316	4.711
317	4.708
318	4.707
319	4.706
320	4.704
321	4.703
322	4.701
323	4.7
324	4.699
325	4.698
326	4.696
327	4.696

328	4.694
329	4.693
330	4.692
331	4.691
332	4.689
333	4.69
334	4.688
335	4.688
336	4.688
337	4.686
338	4.686
339	4.685
340	4.685
341	4.684
342	4.684
343	4.684
344	4.682
345	4.683
346	4.682
347	4.682
348	4.682
349	4.682
350	4.683
351	4.681
352	4.682
353	4.682
354	4.682
355	4.682
356	4.682
357	4.683
358	4.683
359	4.684
360	4.683
361

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